EXHIBIT 99.3


                             ASSIGNMENT AGREEMENT


      ASSIGNMENT AGREEMENT, dated as of June 29, 2006 ("Assignment Agreement"), among COUNTRYWIDE HOME LOANS, INC. ("Assignor"), JPMORGAN CHASE BANK, N.A. ("Assignee"), not in its individual capacity but solely in its capacity as Cap Contract Administrator for CWHEQ Revolving Home Equity Loan Trust, Series 2006-E, pursuant to a Cap Contract Administration Agreement (the "Cap Contract Administration Agreement") dated as of June 29, 2006, and BARCLAYS BANK PLC ("Remaining Party").

                             W I T N E S S E T H:
                             - - - - - - - - - -

      WHEREAS, effective as of June 29, 2006 Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under a certain Transaction (the "Assigned Transaction") as evidenced by a certain confirmation with a Trade Date of June 12, 2006 whose BARCLAYS BANK PLC reference number is 1239473B \ 0 (the "Confirmation"), a copy of which is attached hereto as Exhibit I;

      WHEREAS, Assignor and Remaining Party executed and delivered the Confirmation in connection with an ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement");

      WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transaction and the Confirmation, including any modifications that may be agreed to by Assignee and Remaining Party; and

      WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof.

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Assignment and Assumption. Effective as of and from June 29, 2006 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all Assignor's rights, duties, and obligations under the Assigned Transaction and the Confirmation arising on or after the Effective Date.

      2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Confirmation, and Assignor hereby terminates its rights under and in respect of the Assigned Transaction; provided, that such release shall not affect Assignor's obligation to pay the Fixed Amount in accordance with the terms of the Assigned Transaction and the Confirmation.

      3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) JPMorgan Chase Bank, N.A. ("JPMorgan") is entering into this Assignment Agreement not in its individual capacity but solely in its capacity as Cap Contract Administrator under the Cap Contract Administration Agreement; and (b) in no case shall JPMorgan (or any person acting as successor Cap Contract Administrator under the Cap Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transaction, all such liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party.

      4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transaction pursuant to this Assignment Agreement.

      5. Governing Agreement. The Assigned Transaction and the Confirmation shall form a part of, and be subject to, the ISDA Form Master Agreement, as if Assignee and Remaining Party had executed such agreement on the Effective Date of the Transaction (the "Assignee Agreement"). The Confirmation, together with all other documents referring to the ISDA Form Master Agreement confirming transactions entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form Master Agreement.

      6. Additional Provision. Each party hereby agrees that the Confirmation and thus the Assigned Transaction are each hereby amended as follows:

      (a)   The following additional provision shall be added as a new Section
            8:

            "Regulation AB Compliance. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of February 16, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Barclays Bank PLC shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A."

            (b) The Item 1115 Agreement dated as of February 16, 2006, between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Barclays Bank PLC, a copy of which is attached hereto as
      Exhibit II, shall be added as Annex A.

      7. Representations. Each party hereby represents and warrants to the other parties as follows:

      (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

      (b)   It has the power to execute and deliver this Assignment Agreement;
            and

      (c) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

      As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmation and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

      8. Indemnity. Each of Assignor and Remaining Party hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date. Each of Assignee and Remaining Party (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

      9. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      10. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the ISDA Form Master Agreement of the Assigned Transaction, the addresses for notices or communications are as follows: (i) in the case of Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302, Attention: Darren Bigby, with a copy to the same address,
Attention: Legal Department, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, JPMorgan Chase Bank, N.A., 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Worldwide Securities Services/Structure Finance Services, Countrywide HEL CWHEQ 2006-E or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in the case of Remaining Party, Barclays Bank PLC, 5 The North Colonade, Canary Wharf, E14 4 BB, such other address as may be hereafter furnished in writing to Assignor and Assignee.

      11. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transaction shall be made by wire transfer according to the following instructions:

      JPMorgan Chase Bank, N.A. - Houston, TX.
      ABA# 113000609
      Acct Number: 00103409232
      Acct Name: Houston Structured Finance
      Ref: CWHEQ 2006-E

      12. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                                  COUNTRYWIDE HOME LOANS, INC.



                                  By: /s/ Darren Bigby
                                      ----------------------------------------
                                  Name: Darren Bigby
                                        --------------------------------------
                                  Title: Executive Vice President
                                         -------------------------------------


                                  JPMORGAN CHASE BANK, N.A., not in its
                                  individual capacity but solely as Cap
                                  Contract Administrator for CWHEQ Revolving
                                  Home Equity Loan Trust, Series 2006-E



                                  By: /s/ Keith Richardson
                                     -----------------------------------------
                                  Name: Keith Richardson
                                       ---------------------------------------
                                  Title: Attorney-In-Fact
                                        --------------------------------------


                                  BARCLAYS BANK PLC



                                  By: /s/ Julie Stern
                                     -----------------------------------------
                                  Name: Julie Stern
                                       ---------------------------------------
                                  Title: Director
                                        --------------------------------------

                                   EXHIBIT I

                                 CONFIRMATION

[LOGO OMITTED] BARCLAYS                                5 The North Colonnade
               CAPITAL                                 Canary Wharf
                                                       London E14 4BB
                                                       United Kingdom



                                                       Tel +44 (0)20 7623 2323

To:               COUNTRYWIDE HOME LOANS INCORPORATED (the "Counterparty")
Attn:             RITA BOURNE
Fax No:           (00)1 818-2254001
From:             BARCLAYS BANK PLC (LONDON HEAD OFFICE) ("Barclays")
Date:             June 21, 2006
Reference:        1239473B\0



                             Rate Cap Confirmation

The purpose of this facsimile (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. Reference herein to a "Transaction" shall be deemed to be reference to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement. In this Confirmation, "Party A" means Barclays and "Party B" means the Counterparty.


1. This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to with this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of May 17, 1996, between each of Party A and Party B and shall be subject to that ISDA Master Agreement.
The terms of the particular Transaction to which this Confirmation relates are as follows:

--------------------------------------------------------- ------------------------------------------------------
2. TRADE DETAILS
--------------------------------------------------------- ------------------------------------------------------
Notional Amount:                                          With respect to any Calculation Period, the amount
                                                          set forth for such period in Schedule A attached
                                                          hereto.
--------------------------------------------------------- ------------------------------------------------------
Trade Date:                                               June 12, 2006
--------------------------------------------------------- ------------------------------------------------------
Effective Date:                                           June 29, 2006
--------------------------------------------------------- ------------------------------------------------------
Termination Date:                                         January 15, 2012, subject to adjustment in


                                                  Page 2 of 11



--------------------------------------------------------- ------------------------------------------------------
                                                          accordance with the Following Business Day
                                                          Convention.
--------------------------------------------------------- ------------------------------------------------------
Fixed Amounts:
-------------------------------------------------------- -------------------------------------------------------
    Fixed Amount Payer:                                  Counterparty
-------------------------------------------------------- -------------------------------------------------------
    Fixed Rate Payer Payment Date(s):                    June 14, 2006; subject to adjustment in accordance
                                                         with the Following Business Day Convention.
    Fixed Amount:                                        USD23,500
-------------------------------------------------------- -------------------------------------------------------
Floating Amounts:                                        To be determined in accordance with the following
                                                         formula:
                                                         Greater of (i) (Floating Rate -- Cap Rate) + Notional
                                                         Amount + Floating Rate Day Count Fraction, and
                                                         (ii) zero.
-------------------------------------------------------- -------------------------------------------------------
    Floating Amount Payer:                               Barclays
-------------------------------------------------------- -------------------------------------------------------
    Cap Rate                                             Please see Schedule attached hereto
-------------------------------------------------------- -------------------------------------------------------
    Floating Rate Payer Payment Date(s):                 Each Payment shall be applicable. For each Calculation
                                                         Period, the first Business Day prior to each Floating
                                                         Rate Payer Period End Date.
-------------------------------------------------------- -------------------------------------------------------
    Floating Rate Payer Period End Date(s):              The 15th of each month in each year from (and
                                                         including) August 15, 2006 to (and including) the
                                                         Termination Date; subject to adjustment in accordance
                                                         with the Following Business Day Convention

    Floating Rate Option:                                USD-LIBOR-BBA. For the avoidance of doubt, the
                                                         Floating Rate shall be subject to interpolation.

    Floating Rate Day Count Fraction:                    Actual/360

    Designated Maturity:                                 1 Month
-------------------------------------------------------- -------------------------------------------------------
    Reset Dates:                                         The first day of each Calculation Period.

-------------------------------------------------------- -------------------------------------------------------
Business Days:                                            New York
--------------------------------------------------------- ------------------------------------------------------
Governing Law:                                            The Transaction and this Confirmation will be
                                                          governed by and construed in accordance with laws of
                                                          the State of New York (without reference to choice
                                                          of law doctrine except Section 5-1401 and Section
                                                          5-1402 of the New York General Obligation Law).
--------------------------------------------------------- ------------------------------------------------------
3.                                                        ACCOUNT DETAILS
--------------------------------------------------------- ------------------------------------------------------
Payments to Barclays:                                     Correspondent: BARCLAYS BANK PLC NEW YORK
                                                          FFED: 026002574
                                                          Beneficiary: BARCLAYS SWAPS
                                                          Beneficiary Account: 050-01922-8

--------------------------------------------------------- ------------------------------------------------------


                                                  Page 3 of 11


--------------------------------------------------------- ------------------------------------------------------
Payments to Counterparty:                                 Beneficiary Account:  BANK OF AMERICA
                                                          NA-SAN FRANCISCO
                                                          FEED: 121000358
                                                          Beneficiary:  COUNTRYWIDE HOME LOANS, INC.
                                                          A/C: 12352 06200
--------------------------------------------------------- ------------------------------------------------------
4.                                                        OFFICES
--------------------------------------------------------- ------------------------------------------------------
Barclays:                                                 Address for Notices:
                                                          --------------------
                                                          5 The North Colonnade
                                                          Canary Wharf
                                                          El4 - 4BB
                                                          Tel: 44(20) 7773 6461
                                                          Fax: 44(20) 7773 6810

--------------------------------------------------------- ------------------------------------------------------
Counterparty:                                             Address for Notices:
                                                          --------------------
                                                          C/O COUNTRYWIDE FUNDING
                                                          CORPORATION
                                                          31303 AGOURA ROAD
                                                          MAIL STOP WLAR-43
                                                          WESTLAKE VILLAGE CA 91363
                                                          Tel: 1(818) 874-8057
                                                          Fax: 1(818) 225-4001

--------------------------------------------------------- ------------------------------------------------------


5.    Left Intentionally Blank.

6.    Assignment of the Transaction:

At the option of the Counterparty, upon payment of the Fixed Amount and satisfaction of any other conditions described herein, on a date in the future, the ("Transfer Date") Barclays and an entity (the "Transferee") to be designated by the Counterparty and approved by Barclays will enter into a novation agreement (substantially in the form of the ISDA Form Novation Agreement published by the International Swaps and Derivatives Association, Inc., a copy of which is attached hereto as Annex A and otherwise acceptable to Barclays) under which, among other things, the Counterparty will transfer its interest as the Counterparty to the Transaction under this Confirmation to the Transferee, and under which the Transferee shall assume the rights and obligations of the Counterparty to the Transaction under this Confirmation (the "Transfer"). Upon transfer of this Transaction to the Transferee, all references to Party B or the Counterparty or words of similar meaning or import shall be deemed to be a reference to the Transferee.

As of the date of such Transfer, the Transferee and Barclays will be deemed to enter into an ISDA Master Agreement in the form of the 1992 ISDA Master Agreement (Multicurrency - Cross Border) published by the International Swaps and Derivatives Association, Inc. (the "Form ISDA Master Agreement") without any Schedule, except for the elections that are provided in Part 7 of this Confirmation. As of the date of such Transfer, as between the Transferee and Barclays, this Confirmation shall be deemed to supplement, form a part of, and be subject to the Form ISDA Master Agreement (together, the "Transferred Agreement"). All provisions contained in the Form ISDA Master Agreement shall govern this Confirmation except as expressly modified herein.

7.    Provisions Deemed Incorporated into this Agreement upon Transfer:

As of the date of Transfer, the following provisions i) through vii) will be deemed to be incorporated into the Transferred Agreement.

      i) The parties agrees that subparagraph (ii) of Section 2(e) of the ISDA Form Master Agreement will apply to any Transaction.

      ii)   Termination Provisions. For purposes of the Transferred Agreement:

            (a) "Specified Entity" means in relation to Party A for the purpose of the Agreement:

                  Section 5(a)(v):  None;
                  Section 5(a)(vi):  None;
                  Section 5(a)(vii):  None;
                  Section 5(b)(iv):  None;

                  And in relation to Party B for the purpose of this Agreement:

                  Section 5(a)(v):  None;
                  Section 5(a)(vi):  None;
                  Section 5(a)(vii):  None;
                  Section 5(b)(iv):  None;

            (b) "Specified Transaction" shall be inapplicable to Party A and Party B.

            (c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party A and Party B.

            (d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party B.

            (e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party A and Party B.

            (f)   The "Default Under Specified Transaction" provision of
                  Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

            (g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

            (h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

            (i) The "Bankruptcy" provisions of Section 5(a)(vii)(2) will not apply to Party B.

            (j) The "Automatic Early Termination" provisions of Section 6(a) of the Agreement will be inapplicable to Party A and Party B.

            (k) Payments on Early Termination. For the purpose of Section 6(e) of the Transferred Agreement.

                  (i)   Market Quotation will apply.

                  (ii)  The Second Method will apply.

            iii)  "Termination Currency" means United States Dollars.

            iii)  Tax Representations.

            Payer Tax Representations. For the purpose of Section 3(e), each of Barclays and the Counterparty makes the following representation:

                  It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

            Barclays Payee Tax Representations. For the purpose of Section 3(f), Barclays makes the following representations:

                  With respect to payments made to Barclays which are not effectively connected to the U.S.: It is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

                  With respect to payments made to Barclays which are effectively connected to the U.S.: Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the U.S.

            Counterparty Payee Tax Representations. For the purpose of Section 3(f), Counterparty makes the following representation:

                  Counterparty represents that it is a "United States Person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

      iv)   Documents to be Delivered. For the purpose of Section 4(a):

            (a)   Tax forms, documents or certificates to be delivered are:

---------------------------------------- -------------------------------------- --------------------------------------
Party required to deliver document       Form/Document/Certificate              Date by which to be delivered
---------------------------------------- -------------------------------------- --------------------------------------
Barclays and Counterparty                Any documents required or reasonably   Promptly after the earlier of (i)
                                         requested to allow the other party     reasonable demand by either party or
                                         to make payments under this            (ii) within 30 days of the Transfer
                                         Agreement without any  deduction or    Date.
                                         withholding for or on the account of
                                         any Tax or with such deduction or
                                         withholding at a reduced rate.
---------------------------------------- -------------------------------------- --------------------------------------



            (b)   Other documents to be delivered are:

------------------------------- --------------------------------------- ------------------------ ---------------------
Party required to deliver       Form/Document/Certificate               Date by which to be      Covered by Section
document                                                                delivered                3(d) representing
------------------------------- --------------------------------------- ------------------------ ---------------------
Barclays and the Counterparty   Any documents  required or reasonably   Transfer Date            Yes
                                requested by the receiving party to
                                evidence authority of the delivering
                                party or its Credit Support
                                Provider, if any, to execute and
                                deliver this Agreement, any
                                Confirmation, and any Credit Support
                                Documents to which it is a party, and
                                to evidence the authority of the
                                delivering party to its Credit
                                Support Provider to perform its
                                obligations under this Agreement, such
                                Confirmation and/or Credit Support
                                Document, as the case may be.
------------------------------- --------------------------------------- ------------------------ ---------------------


                                 Page 6 of 11



------------------------------- --------------------------------------- ------------------------ ---------------------
Barclays and the Counterparty   A certificate of an authorized          Transfer Date            Yes
                                officer of the party, as to the
                                incumbency and authority of the
                                respective officers of the party
                                signing this agreement, or any
                                relevant Credit Support
                                Confirmation, as the case may be.
------------------------------- --------------------------------------- ------------------------ ---------------------


v)    Miscellaneous.

      (a)   Address for Notices: For the purposes of Section 12(a) of this
            Agreement:

      Address for notices or communications to Barclays:

      Address:     5 The North Colonnade
                   Canary Wharf
                   E14 4BB
      Facsimile:   44(20) 777 36461
      Phone:       44(20) 777 36810

      Address for notices or communications to the Counterparty:

      To be provided by counterparty.

      (b)   Process Agent. For the purpose of Section 13(c):

            Barclays appoints as the Process Agent: Barclays Bank PLC, New York Branch.

            Counterparty appoints as its Process Agent:  Not Applicable.

      (c) Offices. The provisions of Section 10(a) will apply to this Agreement.

      (d)   Multibranch Party. For the purpose of Section 10(c) of this
            Agreement:

                  Barclays is a Multibranch Party and may act through its London and New York offices.

                  Counterparty is not a Multibranch Party.

      (e) Calculation Agent. The Calculation Agent is Barclays; provided, however, that if an Event of Default occurs with respect to Barclays, the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market maker to act as Calculation Agent.

      (f) Credit Support Document. Not applicable for either Barclays or the Counterparty.

      (g)   Credit Support Provider.

            With respect to Barclays:  Not Applicable.
            With respect to Counterparty:  Not Applicable.

      (h) Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine except Section 5-1401 and
            Section 5-1402 of the New York General Obligation Law).

      (i) Consent to Recording. Each party hereto consents and agrees the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording and agrees to notify its officers and employees of such monitoring or recording.

      (j) Waiver of Jury Trial. To the extent permitted by applicable law, each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement, any Credit Support Document to which it is a Party, or any Transaction. Each party also acknowledges that this waiver is a material inducement to the other party's entering into this Agreement.

      (k) "Affiliate" Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement.

      (l) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continued to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

            The parties shall endeavour to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

vi)   Additional Representations:

      Each party represents to the other party that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary):

      (a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

      (b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

      (c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.

      (d) Purpose. It is entering into the Transaction for the purposes of hedging its assets or liabilities or in connection with a line of business.

      (e) Eligible Contract Participant Representation. It is an "eligible contract participant" within the meaning of Section 1(a)(12) of the Commodity Exchange Act, as amended, including as amended by the Commodity Futures Modernization Act of 2000.

vii)  Other Provisions.

      (a) Fully-Paid Party Protected. Notwithstanding the terms of Sections 5 and 6 of the Agreement if Party B has satisfied in full all of its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 6(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either
            Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

      (b) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

      (c) Proceedings. Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

The time of dealing will be confirmed by Barclays upon written request. Barclays is regulated by the Financial Services Authority. Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both (i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-0177/0178, and (ii)
mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations. Your failure to respond within such period shall not affect the validity or enforceability of the Transaction as against you. This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless the Counterparty requests.

For and on behalf of                           For and on behalf of
BARCLAYS BANK PLC                              COUNTRYWIDE HOME LOANS
                                               INCORPORATED



/s/   Ehrick Frederick                         /s/  Jennifer Shiley Sandefur
----------------------------------             -----------------------------
Name:                                          Name:
Authorised Signatory                           Authorised Signatory
Date: 21/06/2006                               Title: Senior Managing Director
                                                      and Treasurer
                                               Date:

Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients. If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.

Schedule A to the Confirmation dated as of June 14, 2005
Re:  Reference Number 123947SB

PERIOD START DATE      PERIOD END DATE        NOTIONAL (in USD)         CAP RATE
29-Jun-06                15-Aug-06             1,285,000,000            7.56030%
15-Aug-06                15-Sep-06             1,242,679,989           16.15780%
15-Sep-06                15-Oct-06             1,201,753,740           16.70070%
15-Oct-06                15-Nov-06             1,162,175,350           16.15780%
15-Nov-06                15-Dec-06             1,123,900,429           16.70070%
15-Dec-06                15-Jan-07             1,086,886,049           16.15780%
15-Jan-07                15-Feb-07             1,051,090,696           16.15780%
15-Feb-07                15-Mar-07             1,016,474,222           17.90290%
15-Mar-07                15-Apr-07               982,997,802           16.15780%
15-Apr-07                15-May-07               950,625,889           16.70070%
15-May-07                15-Jun-07               919,316,175           16.15780%
15-Jun-07                15-Jul-07               889,039,544           16.70070%
15-Jul-07                15-Aug-07               859,760,040           15.67390%
15-Aug-07                15-Sep-07               831,086,589           15.68100%
15-Sep-07                15-Oct-07               803,357,616           16.21550%
15-Oct-07                15-Nov-07               776,542,013           15.69580%
15-Nov-07                15-Dec-07               750,609,701           16.23140%
15-Dec-07                15-Jan-08               725,531,589           15.71170%
15-Jan-08                15-Feb-08               701,279,546           15.72010%
15-Feb-08                15-Mar-08               677,826,364           16.82250%
15-Mar-08                15-Apr-08               655,145,736           15.73770%
15-Apr-08                15-May-08               633,212,216           16.27620%
15-May-08                15-Jun-08               612,001,201           15.75660%
15-Jun-08                15-Jul-08               591,488,896           16.29640%
15-Jul-08                15-Aug-08               571,652,288           15.77680%
15-Aug-08                15-Sep-08               552,469,125           15.78750%
15-Sep-08                15-Oct-08               533,917,886           16.32940%
15-Oct-08                15-Nov-08               515,977,760           15.80990%
15-Nov-08                15-Dec-08               498,628,620           16.35340%
15-Dec-08                15-Jan-09               481,851,002           15.83390%
15-Jan-09                15-Feb-09               465,626,084           15.84650%
15-Feb-09                15-Mar-09               449,935,663           17.57280%
15-Mar-09                15-Apr-09               434,762,137           15.87310%
15-Apr-09                15-May-09               420,088,481           16.42110%
15-May-09                15-Jun-09               405,898,234           15.90170%
15-Jun-09                15-Jul-09               392,175,475           16.45160%
15-Jul-09                15-Aug-09               378,904,806           15.93230%
15-Aug-09                15-Sep-09               366,071,340           15.94840%
15-Sep-09                15-Oct-09               353,660,677           16.50160%
15-Oct-09                15-Nov-09               341,658,893           15.98200%
15-Nov-09                15-Dec-09               330,052,522           16.53010%

15-Dec-09                15-Jan-10               318,828,541           16.00380%
15-Jan-10                15-Feb-10               307,974,356           16.01530%
15-Feb-10                15-Mar-10               297,477,790           17.75820%
15-Mar-10                15-Apr-10               287,827,063           16.03940%
15-Apr-10                15-May-10               277,510,786           16.59160%
15-May-10                15-Jun-10               268,017,944           16.06530%
15-Jun-10                15-Jul-10               258,837,885           16.61930%
15-Jul-10                15-Aug-10               249,960,308           16.09320%
15-Aug-10                15-Sep-10               241,375,252           16.10780%
15-Sep-10                15-Oct-10               233,073,081           16.66480%
15-Oct-10                15-Nov-10               225,044,480           16.19870%
15-Nov-10                15-Dec-10               217,280,438           16.69790%
15-Dec-10                15-Jan-11               209,772,244           16.17190%
15-Jan-11                15-Feb-11               202,511,470           16.18940%
15-Feb-11                15-Mar-11               195,489,968           17.95800%
15-Mar-11                15-Apr-11               188,699,858           16.22630%
15-Apr-11                15-May-11               182,151,999           16.79160%
15-May-11                15-Jun-11               175,877,951           16.26600%
15-Jun-11                15-Jul-11               169,810,531           16.83410%
15-Jul-11                15-Aug-11               163,942,178           16.30860%
15-Aug-11                15-Sep-11               156,760,068           16.33730%
15-Sep-11                15-Oct-11               149,877,344           16.91730%
15-Oct-11                15-Nov-11               143,281,528           16.39890%
15-Nov-11                15-Dec-12               136,960,658           16.98390%
15-Dec-11                15-Jan-12               130,903,273           16.46640%

* All dates subject to adjustment in accordance with Following Business Day Convention.

                                  EXHIBIT II

                              ITEM 1115 AGREEMENT

      Item 1115 Agreement dated as of February 16, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS, INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a Delaware corporation ("CWHEQ") and BARCLAYS BANK PLC, as counterparty (the "Counterparty").

                                   RECITALS

            WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

            WHEREAS, from time to time, on the closing date (the "Closing Date") of a transaction pursuant to which Securities are offered (each, a "Transaction"), the Counterparty and CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a "Derivative Agreement"), including interest rate caps and interest rate or currency swaps, for purposes of providing certain yield enhancements that are assigned to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

            NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.  Definitions

            Company Information: As defined in Section 4(a)(i).

            Company Financial Information: As defined in Section 2(a)(ii).

            Countrywide Indemnified Party: As defined in Section 4(a).

            Counterparty Indemnified Party: As defined in Section 4(b).

            Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

            GAAP: As defined in Section 3(a)(v).

            EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

            Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

            Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

            Indemnified Party: As defined in Section 4(b).

            Master Agreement: The ISDA Master Agreement between the Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

            Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.  Information to Be Provided by the Counterparty.

      (a)   Prior to printing the related Prospectus Supplement,

            (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

                  (A)   The Counterparty's legal name (and any d/b/a);

                  (B)   the organizational form of the Counterparty;

                  (C) a description of the general character of the business of the Counterparty;

                  (D) a description of any affiliation or relationship between the Counterparty and any of the following parties:

                        (1) CHL (or any other sponsor identified to the Counterparty by CHL);

                        (2) the related Depositor (as identified to the Counterparty by CHL);

                        (3)   the SPV;

                        (4) Countrywide Home Loans Servicing LP (or any other servicer or master servicer identified to the Counterparty by CHL);

                        (5) The Bank of New York (or any other trustee identified to the Counterparty by CHL);

                        (6) any originator identified to the Counterparty by CHL;

                        (7) any enhancement or support provider identified to the Counterparty by CHL; and

                        (8) any other material transaction party identified to the Counterparty by CHL.

            (ii) if requested by the related Depositor for the purpose of compliance with Item 1115(b) with respect to a Transaction, the Counterparty shall:

                  (A) provide the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the related Depositor to the Counterparty) with respect to the Counterparty (or any entity that consolidates the Counterparty) and any affiliated entities providing derivative instruments to the SPV (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB; and

                  (B) if applicable, cause its accountants to issue their consent to the filing or the incorporation by reference of such financial statements in the Registration Statement.

      (b)   Following the Closing Date with respect to a Transaction,

            (i) no later than the 25th calendar day of each month, the Counterparty shall (1) notify the related Depositor in writing of any affiliations or relationships that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(E) (and any other parties identified in writing by the related Depositor) and (2) provide to the related Depositor a description of such proceedings, affiliations or relationships as described in Section 2(b)(i)(1);

            (ii) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, and (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV; and

            (iii) if the related Depositor requests Company Financial
                  Information from the Counterparty, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall upon five Business Days written notice either (A), (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV or (B) assign the Derivative Agreement as provided below.

Section 3.  Representations and Warranties and Covenants of the Counterparty.

      (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii), Section 2(b)(ii) or
            Section 2(b)(iii)(A), that, except as disclosed in writing the related Depositor prior to such date:

            (i) The Counterparty or the entity that consolidates the Counterparty is required to file reports with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act.

            (ii) The Counterparty or the entity that consolidates the Counterparty has filed all reports and other materials required to be filed by such requirements during the preceding 12 months (or such shorter period that such party was required to file such reports and materials).

            (iii) The reports filed by the Counterparty, or entity that consolidates the Counterparty, include (or properly incorporate by reference) the financial statements of the Counterparty.

            (iv) The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act.

            (v) If applicable, the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty (or the entity that consolidates the Counterparty) and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

            (vi) The Company Financial Information and other Company Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (b) If the Counterparty has provided Company Financial Information that is incorporated by reference into the Registration Statement of the related Depositor, the Counterparty, so long as the related Depositor is required to file Exchange Act Reports with respect to the SPV, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

      (c) If at any time the representations and warranties set forth in 3(a)(i) through (iii) are no longer true and correct, the Counterparty shall provide notice to the related Depositor, and if any Company Financial Information is required to be included in the Registration Statement, or the Exchange Act Reports of the SPV, will provide to the related Depositor such Company Financial Information in EDGAR-compatible format no later than the 25th calendar day of the month in which any of the representations or warranties in Section 3(a)(i) through (iii) ceased to be correct.

      (d) The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 4.        Indemnification; Remedies

      (a) The Counterparty shall indemnify CHL and the related Depositor, each person responsible for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing (each, a "Countrywide Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty (collectively, the "Company Information"), or
                  (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) any failure by the Counterparty to deliver any information, certification, accountants' consent or other material or to assign the Derivative Agreement when and as required under
                  Section 2; or

            (iii) any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Counterparty of a representation or warranty pursuant to
                  Section 3 to the extent made as of a date subsequent to the Closing Date.

            In the case of any failure of performance described in clause
            (a)(ii) of this Section, the Counterparty shall promptly reimburse the related Depositor and each Person responsible for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to the SPV, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' consent or other material not delivered as required by the Counterparty.

      (b) The Depositor shall indemnify the Counterparty, each of its officers and directors and each person who controls the Counterparty (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) (each, a "Counterparty Indemnified Party"; and each of the Countrywide Indemnified Party and the Counterparty Indemnified Party shall be referred to as the "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any free writing prospectus with respect to the related Securities or the omission or alleged omission to state a material fact necessary in order to make the statements therein not misleading; provided, however, that the indemnity set forth in this Section 4(b) shall not apply insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Company Information or the omission or alleged omission to state in the Company Information a material fact necessary in order to make the statements therein not misleading and/or (ii) a breach of the representations set forth in Sections 3(a) above.

      (c) Promptly after the Indemnified Party receives notice of the commencement of any such action, the Indemnified Party will, if a claim in respect thereof is to be made pursuant to this Agreement, promptly notify the indemnifying party in writing of the commencement thereof. In case any such action is brought against the Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the Indemnified Party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Party except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the Indemnified Party. Notwithstanding the indemnifying party's election to appoint counsel to represent the Indemnified Party in an action, the Indemnified Party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the Indemnified Party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Party and the indemnifying party, and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the Indemnified Party to employ separate counsel at the expense of the indemnifying party. The indemnifying party will not, without the prior written consent of the Indemnified Party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding. In addition, for so long as the indemnifying party is covering all costs and expenses of the Indemnified Party as provided herein, no Indemnified Party will settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

      (d) Nothing in this agreement shall be construed to allow the Indemnified Party to recover punitive damages or consequential damages from the indemnifying party.

      (e)   (i)   Any failure by the Counterparty to deliver any information, report, accountants' consent or other material when and in any case only as required under Section 2 or any breach by the Counterparty of a representation or warranty set forth in Section 3 and made as of a date prior to the Closing
                  Date, to the extent that such breach is not cured by the Closing Date (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), or any breach by the Counterparty of a representation or warranty pursuant to
                  Section 3 to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Additional Termination
                  Event (as defined in the Master Agreement) with the Counterparty as the sole Affected Party (as defined in the Master Agreement) under the Derivative Agreement. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment
                  (notwithstanding anything in the Derivative Agreement to the contrary).

            (ii) If the Counterparty has failed to deliver any information, report, or accountants' consent when and as required under
                  Section 2, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, or accountants' consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), and the Counterparty has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any applicable ratings threshold in the Derivative Agreement) to replace the Counterparty as party to the Derivative Agreement that
                  (i) has signed an agreement with CHL and the



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

                  Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any information, report, certification or accountants' consent when and as required under Section 2 hereof and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable, on terms substantially similar to the Derivative Agreement, then an Additional Termination Event (as defined in the Master Agreement) shall have occurred with the Counterparty as the sole Affected Party. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

            (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 2(b)(ii), the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Instrument. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 5.  Miscellaneous.

      (a)   Construction. Throughout this Agreement, as the context requires,
            (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; (b) the past tense includes the present, and the present tense includes the past; and
            (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

      (b) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

      (c) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

      (d) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

      (e) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

      (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (g) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become reasonably necessary or expedient to effectuate and carry out this Agreement.

      (h) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

      (i) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

            IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                  CWABS, INC.



                                  By:  /s/ Darren Bigby
                                     -----------------------------------------
                                     Name:
                                     Title:


                                  CWMBS, INC.



                                  By:  /s/ Darren Bigby
                                     -----------------------------------------
                                     Name:
                                     Title:


                                  CWALT, INC.



                                  By:  /s/ Darren Bigby
                                     -----------------------------------------
                                     Name:
                                     Title:



                                  CWHEQ, INC.



                                  By:  /s/ Darren Bigby
                                     -----------------------------------------
                                     Name:
                                     Title:


                                  COUNTRYWIDE HOME LOANS, INC.



                                  By:  /s/ Darren Bigby
                                     -----------------------------------------
                                     Name:
                                     Title:

                                  BARCLAYS BANK PLC



                                  By:  /s/ Michael Wade
                                     -----------------------------------------
                                  Name:   Michael Wade
                                  Title:  Managing Director